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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2002
                               (November 9, 2001)

                         ------------------------------

                      ORTHODONTIC CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                     1-13457                                  72-1278948
 ----------------------------                  ------------------------                       ----------------
 (State or Other Jurisdiction                  (Commission File Number)                       (I.R.S. Employer
       of Incorporation)                                                                   Identification Number)

              3850 N. CAUSEWAY BOULEVARD, SUITE 1040
                       METAIRIE, LOUISIANA                                             70002
             ----------------------------------------                                ----------
             (Address of Principal Executive Offices)                                (Zip Code)
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                                 (504) 834-4392
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 26, 2001, Orthodontic Centers of America, Inc. ("OCA") filed a Current Report on Form 8-K to report the merger as of November 9, 2001 of a wholly-owned subsidiary of OCA with OrthAlliance, Inc. ("OrthAlliance"), whereby OrthAlliance became a wholly-owned subsidiary of OCA (the "Merger").
OCA's Registration Statement on Form S-4 (Registration No. 333-66984) (the
"Registration Statement") sets forth information regarding the Merger, OCA and OrthAlliance. Pursuant to Item 7 of Form 8-K, OCA filed, by incorporation by reference to a previous filing, the consolidated financial statements of OrthAlliance as of December 31, 2000 and 1999 and for the twelve months ended
December 31, 2000, 1999 and 1998, and the unaudited pro forma condensed consolidated financial information with respect to the Merger as of December 31, 2000 and for the year ended December 31, 2000, and as of June 30, 2001 and for the six month periods ended June 30, 2001 and 2000.

         OCA indicated in the Current Report on Form 8-K filed on November 26,
2001 that it would file within 60 days the interim unaudited condensed consolidated financial statements of OrthAlliance as of September 30, 2001 and for the nine month periods ended September 30, 2001 and 2000, and the unaudited pro forma condensed consolidated financial information with respect to the Merger as of September 30, 2001 and for the nine month period ended September
30, 2001, by amendment in accordance with Item 7 of Form 8-K. This amendment is being filed to provide the required financial information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         In its Current Report of Form 8-K filed on November 26, 2001, OCA did not file certain financial statements required by Item 7(a)(1) and Item 7(b)(1) of Form 8-K, but indicated that it would file an amended Form 8-K within 60 days to include these financial statements, pursuant to Item 7(a)(4) and 7(b)(2) of Form 8-K. The following unaudited condensed consolidated financial statements and unaudited pro forma condensed consolidated financial information are being provided in accordance with the instructions to this item.

(a)      Financial Statements of Business Acquired

         Interim unaudited condensed consolidated financial statements of OrthAlliance as of September 30, 2001 and for the nine month periods ended
September 30, 2001 and 2000 are filed herewith as Exhibit 99.1.

(b)      Pro Forma Financial Information

         Unaudited pro forma condensed consolidated financial information with respect to the Merger as of September 30, 2001 and for the nine month period ended September 30, 2001 are filed herewith as Exhibit 99.2.

(c)      The following exhibits are filed herewith:

Exhibit Number       Description

99.1                 Unaudited Condensed Consolidated Financial Statements of
                     OrthAlliance, Inc. as of September 30, 2001 and for the Nine Month Periods Ended September 30, 2001 and 2000.

99.2                 Unaudited Pro Forma Condensed Consolidated Financial
                     Information with respect to the Merger as of September 30, 2001 and for the Nine Month Period Ended September 30,
                     2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORTHODONTIC CENTERS OF AMERICA, INC.


                                        By:  /s/ Bartholomew F. Palmisano, Sr.
                                             ----------------------------------
                                             Bartholomew F. Palmisano, Sr.
                                             Chairman of the Board, President
                                               and Chief Executive Officer




Date:  January 25, 2002


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                                  EXHIBIT INDEX

Exhibit Number       Description
- --------------       -----------
99.1                 Unaudited Condensed Consolidated Financial Statements of
                     OrthAlliance, Inc. as of September 30, 2001 and for the
                     Nine Month Periods Ended September 30, 2001 and 2000.

99.2                 Unaudited Pro Forma Condensed Consolidated Financial
                     Information with respect to the Merger as of September 30, 2001 and for the Nine Month Period Ended September 30,
                     2001.
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